UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2002

GENSTAR THERAPEUTICS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-27264	33-0687976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10835 ALTMAN ROW, SUITE 150 SAN DIEGO, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area codes: (858) 450-5949

Item 5.    Other Events

GenStar Therapeutics Corporation (the “Company”) issued a press release on September 13, 2002 announcing that it had entered into an Agreement and Plan of Reorganization, dated as of September 12, 2002 (the “Reorganization Agreement”), by and among the Company, Genesis Acquisition Corporation (“Merger Sub”), a wholly owned subsidiary of the Company, and Vascular Genetics, Inc. (“VGI”). Pursuant to the Reorganization Agreement, Merger Sub will be merged with and into VGI (the “Merger”), with VGI continuing as the surviving corporation. A copy of the Reorganization Agreement is attached as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The closing of the Merger is subject to approval of the Company’s stockholders, VGI’s stockholders and other conditions specified in the Reorganization Agreement.

For additional information regarding the Merger reference is made to the press release filed as exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description
99.1	Agreement and Plan of Reorganization, dated as of September 12, 2002.
99.2	Joint press release of GenStar and VGI, issued on September 13, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2002
GENSTAR THERAPEUTICS CORPORATION

By:	/s/ Carin D. Sandvik
Carin D. Sandvik Corporate Controller & Corporate Secretary

GENSTAR THERAPEUTICS CORPORATION

EXHIBIT INDEX

Exhibit Number	Description
99.1	Agreement and Plan of Reorganization, dated as of September 13, 2002.
99.2	Joint press release of GenStar and VGI, issued on September 13, 2002.